Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
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Commitments and Contingencies
37.	Commitments and Contingencies

(1) Collateral assets and commitments

SK Broadband Co., Ltd., a subsidiary of the Parent Company, has pledged its properties as collateral for leases on buildings in the amount of ￦4,144 million as of December 31, 2017.

SK Broadband Co., Ltd., has guaranteed for employees’ borrowings relating to employee stock ownership program and provided short-term financial instruments amounting to ￦300 million as collateral as of December 31, 2017.

(2) Legal claims and litigations

As of December 31, 2017 the Group is involved in various legal claims and litigation. Provision recognized in relation to these claims and litigation is immaterial. In connection with those legal claims and litigation for which no provision was recognized, management does not believe the Group has a present obligation, nor is it expected any of these claims or litigation will have a significant impact on the Group’s financial position or operating results in the event an outflow of resources is ultimately necessary.

(3) Accounts receivables from sale of handsets

The sales agents of the Parent Company sell handsets to the Parent Company’s subscribers on an installment basis. During the year ended December 31, 2017, the Parent Company entered into a comprehensive agreement to purchase the accounts receivables from handset sales with agents and to transfer the accounts receivables from handset sales to special purpose companies which were established with the purpose of liquidating receivables, respectively.

The accounts receivables from sale of handsets amounting to ￦1,111,614 million as of December 31, 2017, which the Parent Company purchased according to the relevant comprehensive agreement are recognized as accounts receivable — other and long-term accounts receivable — other.